UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2020

GREENBOX POS

(Exact name of registrant as specified in its charter)

Nevada	001-34294	22-3962936
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8880 Rio San Diego Dr, Suite 102 San Diego, CA 92108 (Address of principal executive offices) (zip code)

(619)-631-8261 (Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On December 18, 2020, GreenBox POS (the “Company”) closed a private placement offering (the “Offering”) whereby pursuant to the Securities Purchase Agreements (the “Purchase Agreements”) entered into by the Company with two investors, the Company issued an aggregate of 2,000,000 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”) at a price per share of $0.80 for gross proceeds to the Company of $1,600,000.

The foregoing provides only brief descriptions of the material terms of the Purchase Agreements and does not purport to be a complete description of the rights and obligations of the parties thereunder, and such descriptions are qualified in their entirety by reference to the full text of the form of the Purchase Agreement, filed as an Exhibit 10.1 to this Current Report on Form 8-K, and are incorporated herein by reference.

In connection with the private sale of shares described under Item 8.01, PrivCo lent $1,260,000 to the Company pursuant to an oral agreement.

Item 8.01. Other Events

On December 18, 2020, GreenBox POS LLC, a Washington limited liability company (“PrivCo”), an entity that owns approximately 66% of the Company’s shares and is controlled by Fredi Nisan and Ben Errez (the Company’s sole officers and directors), sold 1,800,000 shares of the Company’s common stock that it owned. It sold the 1.8 million shares at a price per share of $0.70 to one of the two investors who bought shares directly from the Company in the Offering. PrivCo immediately lent the gross proceeds of $1,260,000 to the Company pursuant to an oral agreement.

On December 23, 2020, the Company issued a press release regarding the Offering and PrivCo’s sale of its shares. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Form of Securities Purchase Agreement
99.1	Press Release dated December 23, 2020

.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENBOX POS

Date: December 28, 2020	By:	/s/ Ben Errez
Ben Errez
Executive Vice President and Chairman